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                                                                   EXHIBIT 10.29


                               SERVICES AGREEMENT

Effective April 19, 1999

BETWEEN:

            CYBEROAD.COM (ISLE OF MAN) LIMITED, an Isle of Man corporation having a place of business at International House, Castle Hill, Victoria Road, Douglas, Isle of Man, IM2 4RB

                                                                    ("Cyberoad")

AND

            eBANX.COM LTD, an Isle of Man corporation having a place of business at International House, Castle Hill, Victoria Road, Douglas, Isle of Man, IM2 4RB

                                                                      ("eBanx")

NATURE OF AGREEMENT:

A.    eBanx supplies transaction services for internet gaming.

B. Cyberoad has expressed a desire to obtain the right to receive and use eBanx' services for Cyberoad's clients.

AGREEMENT:

The following shall constitute Cyberoad's and eBanx, agreement with respect to eBanx' transaction services.

1.    SERVICES

      Subject to the terms, covenants and provisos contained herein, eBanx hereby agrees to provide to Cyberoad's clients those services specified in Schedule "A" hereto.

2.    CONTRACT TERMS

      The service fees and the payment terms shall be those set out in Schedule "B" hereto. These fees are subject to being adjusted in the normal course of business but eBanx agrees herein that Cyberoad and its clients will always receive the lowest preferred rate offered to eBanx clients.



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3.    TERM AND TERMINATION

      3.01 This Agreement is effective from the date first written above for a period of one year unless earlier terminated in accordance with the terms of this Agreement.

      3.02 This Agreement shall be automatically renewed for successive renewal periods of one year each on each anniversary of the effective date of this Agreement. The terms of this Agreement shall remain in full force and effect as long as it is renewed annually. All provisions of this Agreement shall apply both for the initial one year term of this Agreement and for all subsequent extensions.

      3.03 Cyberoad may terminate this Agreement following thirty (30) days written notice. eBanx may only terminate this Agreement following thirty (30) days written notice if Cyberoad should fail to pay for the support services or breach any of the terms of this Agreement,

4.    GENERAL

      4.01 Entire Agreement. Except as specifically provided herein, this Agreement contains the entire and only Agreement and understanding between the parties relating to the subject matter hereof and supercedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may not be modified except in writing signed by each of the parties hereto.

      4.02 No Partnership or Agency. No act of the parties hereto shall be construed as creating or establishing a partnership or joint venture or association of any type between them. Neither Cyberoad nor eBanx nor their directors, servants, employees, contractors, officers or agents shall hold themselves out as employees, servants, or agents of the other party.

      4.03 Notice. Any notice required herein shall be deemed to have been properly given 48 hours after being sent to the address of the other party by fax, email, or by commercial courier service. The addresses for notice shall be:



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            CYBEROAD

                  Email:     info@cyberoad.com
                  Courier:   the mailing address set out above

            EBANX

                  Email:     service@ebanx.com
                  Courier:   the mailing address set out above

      4.04 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Isle of Man.

      4.05 Force Majeure. The parties agree to use their best efforts to carry out their respective obligations under this Agreement, but in the event of strikes, lockouts, accidents, fires, delays of carriers or suppliers, acts of God, government actions, state of war or any other causes beyond their control, neither party shall incur liability to the other due to the resulting inability to perform.

      4.06 Headings. The headings used in this Agreement form no part of this Agreement and shall be deemed to have been inserted for convenience only.

      4.07 Enurement. This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns.

      4.08 Assignment. This Agreement is not assignable by other party without the written consent of the other party, which consent shall not be unreasonably withheld.

      4.09 Severability. In the event that any provision of this ability proves to be invalid, void or illegal, that provision shall be deemed to be severed from this Agreement and shall in no way affect, impair or invalidate any other provision. All other provisions of this Agreement shall remain in full force and affect.



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IN WITNESS WHEREOF the parties hereto have caused these presents to be executed personally or by their duly authorized officers as of the day and year first written above.

CYBEROAD.COM (ISLE OF MAN)               EBANX.COM LTD
LIMITED



Per: /s/ JOHN COFFEY                     Per:  /s/ CALVIN AYRE
    -----------------------------------      ---------------------------------
Name:    John Coffey                     Bane:   Calvin Ayre
Title:   Director                        Title:  Director



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                                  SCHEDULE "A"

The services provided by eBanx shall be as follows:

1.    Receipt and payment of monies from depositor by:

           credit card
           direct deposit
           Western Union
           money order
           electronic funds transfer

2.    Creation of an account in the name of the depositor.

3. Provision of the monies from the depositor's account for use by the depositor at gaming websites.

4. Making immediate adjustments to the depositor's account for credits and debits as gaming proceeds.

5.    Such additional services as eBanx shall develop.

                                  ACKNOWLEDGED

CYBEROAD.COM (ISLE OF MAN)        eBANX.COM LTD
LIMITED

Per:  /s/ JOHN COFFEY             Per:   /s/  CALVIN AYRE
    ---------------------------       ----------------------------------
Name:   John Coffey               Name:    Calvin Ayre
Title:  Director                  Title:   Director




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                                  SCHEDULE "B"

                         SERVICE FEES AND PAYMENT TERMS

                                  U.S. DOLLARS

A.    SERVICE FEES

The service fees for the services shall be as follows:

1.    Merchant Setup fee
         An initial one time fee                                                          $500.00

2.    Fixed Monthly Administration Fee
         On electronic cash transfer (eCash)
         transactions up to:                                           100,000.99         $200.00
                                                       100,001.00 to   200,000.99         $300.00
                                                       200,001.00 to   300,000.99         $400.00
                                                       300,001.00 to   400,000.99         $500.00
                                                       400,001.00        and over         $600.00

3.    Variable Monthly eCash Transaction Fees

         On electronic cash transfer (eCash)
         transactions up to:                                           200,000.99            4.00%
                                                       200,001.00 to   300,000.99            3.00%
                                                       300,001.00 to   400,000.99            2.00%
                                                       400,001.00        and over            1.00%

4.    Pass Through Fees

      -    Merchant Bank Credit Card Processing Fees


      Note: Discount Rate and Transaction Fees apply to electronic cash transfer
            (eCash) purchases and credit card reversal payouts.


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
      National Bank of the Redwoods
      Discount Rates and Transaction Fees

                  Discount Rate (in) Qualified Credit Cards                               3.15%
                  Discount Rate: (in) Non-Qualified Credit Cards                          4.15%
                        Non-Qualified Credit Card Transactions:
                             Non US Credit Cards
                             Corporate Credit Cards
                             Any Cards which cause a delay in processing
                  Reserve on funds processed                                              5.00%
                  Item Fees (in and out)                         0.51    cents per transaction
                  Returns (out)                                  0.30    cents per transaction
                  Misc Transaction Fee                           0.30    cents per transaction
                  Address Verification Fee 0.10 cents per transaction

                  Chargeback Handling Fee                                       $25.00 per event

5.    Pass Through Fees

      - eBanx shall add to eBanx' fees any handling charges made by banks or other financial institutions at the cost to eBanx without adjustment.

B.    PAYMENT TERMS

Payment for all services and support expenses shall be due fifteen (15) days after the date of invoice.

                                  ACKNOWLEDGED


CYBEROAD.COM (ISLE OF MAN)             EBANX.COM LTD
LIMITED

Per:  /s/ JOHN COFFEY                  Per:  /s/  CALVIN AYRE
    -----------------------------          -------------------------------
Name:   John Coffey                    Name:    Calvin Ayre
Title:  Director                       Title:   Director